UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________________________________________________________________________
FORM 8-K
________________________________________________________________________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2025
________________________________________________________________________________________________________________
ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)
______________________________________________________________________________________________________________

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street,	Richmond,	Virginia	23230
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200
_______________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.33 1/3 par value	MO	New York Stock Exchange
1.700% Notes due 2025	MO25	New York Stock Exchange
2.200% Notes due 2027	MO27	New York Stock Exchange
3.125% Notes due 2031	MO31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Controller Transition
On May 13, 2025, Steven D’Ambrosia, Vice President and Controller of Altria Group, Inc. (“Altria”), announced his intention to retire as Vice President and Controller effective July 31, 2025.
On May 15, 2025, Altria’s Board of Directors (the “Board”) elected Katie F. Patterson to become Vice President and Controller of Altria, effective upon Mr. D’Ambrosia’s retirement.
Ms. Patterson, age 39, currently serves as Senior Director, External Reporting, Corporate and Benefits, Altria Client Services LLC, a wholly owned subsidiary of Altria, a position she has held since June 2024. Prior to this role, she served as Senior Director, Accounting and Reporting from February 2019 until June 2024. Since 2013, she has been continuously employed by Altria subsidiaries in various accounting, financial reporting, investor relations, treasury, and financial planning and analysis positions.
As a result of her election, Ms. Patterson will become a salary band F employee effective August 1, 2025. The Compensation and Talent Development Committee of the Board set her annual base salary at $300,000, which is consistent with salaries for band F employees and market positioning for the role.
Ms. Patterson’s annual incentive award plan, long-term incentive plan (“LTIP”) and annual equity award targets are consistent with current salary band F targets as follows: Ms. Patterson’s annual incentive award plan target will be 50% of base salary, her LTIP award target will be $112,900 over a three-year performance cycle with three cycles running concurrently and her annual equity award target will be $165,000. Ms. Patterson will be eligible to participate in the same compensation programs as Altria’s other executive officers.
Altria’s annual incentive award plan, long-term incentives and other elements of its executive compensation program are more fully described under the “Compensation Discussion and Analysis” section of Altria’s proxy statement for its 2025 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 3, 2025 (the “2025 Proxy Statement”).
Equity Compensation Plans
On May 15, 2025, Altria held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, shareholders approved Altria’s (1) 2025 Performance Incentive Plan (the “2025 PIP”) and (2) 2025 Stock Compensation Plan for Non-Employee Directors (the “2025 Non-Employee Director Plan”), each of which had been previously approved by the Board subject to shareholder approval.
The 2025 PIP provides for annual and long-term incentive awards to eligible employees of Altria or its subsidiaries or affiliates. Awards may be paid in the form of cash, shares of common stock or any combination thereof, as determined by the Compensation and Talent Development Committee of the Board. Twenty-five million shares of Altria’s common stock are reserved for awards under the 2025 PIP.
The 2025 Non-Employee Director Plan provides for awards to members of the Board who are not full-time employees of Altria or its subsidiaries. Awards may be paid in cash, stock options, other stock-based awards or any combination thereof, as determined by the Nominating, Corporate Governance and Social Responsibility Committee of the Board. One million shares of Altria’s common stock are reserved for awards under the 2025 Non-Employee Director Plan.
The material terms of the 2025 PIP and the 2025 Non-Employee Director Plan are described under “Proposal 4 – Approval of the 2025 Performance Incentive Plan” and “Proposal 5 – Approval of the 2025 Stock Compensation Plan for Non-Employee Directors,” respectively, in the 2025 Proxy Statement. These descriptions are incorporated by reference in this Current Report on Form 8-K.
The descriptions of the material terms of the 2025 PIP and the 2025 Non-Employee Director Plan are qualified in their entirety by reference to the full text of the 2025 PIP and the 2025 Non-Employee Director Plan, which are filed as Exhibits 10.1 and 10.2, respectively, and incorporated by reference in this Current Report on Form 8-K.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
There were 1,387,662,634 shares of Altria’s common stock represented in person or by proxy at the Annual Meeting, constituting 82.28% of outstanding shares on March 25, 2025, the record date for the Annual Meeting. The matters voted upon at the Annual Meeting and the final voting results are set forth below:
Proposal 1:    Election of 11 Directors.

Name	For	Against	Abstain	Broker Non-Vote
Ian L.T. Clarke	1,033,982,923	7,714,329	3,465,593	342,499,789
Marjorie M. Connelly	1,029,744,406	12,333,733	3,084,706	342,499,789
R. Matt Davis	1,034,528,933	7,311,607	3,322,305	342,499,789
William F. Gifford, Jr.	1,031,009,485	11,010,428	3,142,932	342,499,789
Debra J. Kelly-Ennis	1,009,718,252	32,101,363	3,343,230	342,499,789
Kathryn B. McQuade	1,012,527,815	29,329,327	3,305,703	342,499,789
George Muñoz	1,003,665,666	38,136,464	3,360,715	342,499,789
Virginia E. Shanks	1,033,387,042	8,587,745	3,188,058	342,499,789
Richard S. Stoddart	1,035,420,160	6,272,282	3,470,403	342,499,789
Ellen R. Strahlman	1,034,113,583	7,862,360	3,186,902	342,499,789
M. Max Yzaguirre	1,030,462,528	11,422,995	3,277,322	342,499,789
All nominees were duly elected as directors of Altria.
Proposal 2:    Ratification of the Selection of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025.

For	Against	Abstain
1,332,443,940	49,918,387	5,300,307
The selection of the independent registered public accounting Firm was ratified.
Proposal 3:    Non-Binding Advisory Vote to Approve the Compensation of Altria’s Named Executive Officers.

For	Against	Abstain	Broker Non-Vote
986,172,109	50,685,554	8,305,182	342,499,789
The proposal was approved on an advisory basis.
Proposal 4:    Approval of the 2025 Performance Incentive Plan.

For	Against	Abstain	Broker Non-Vote
990,629,151	47,123,715	7,409,979	342,499,789
The 2025 PIP was approved.
Proposal 5:     Approval of the 2025 Stock Compensation Plan for Non-Employee Directors.

For	Against	Abstain	Broker Non-Vote
1,010,788,043	26,417,770	7,957,032	342,499,789
The 2025 Non-Employee Director Plan was approved.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

10.1	2025 Performance Incentive Plan (incorporated by reference to Exhibit A to Altria Group, Inc.’s Definitive Proxy Statement on Schedule 14A filed on April 3, 2025 (File No. 1-08940)).
10.2
2025 Stock Compensation Plan for Non-Employee Directors (incorporated by reference to Exhibit B to Altria Group, Inc.’s Definitive Proxy Statement on Schedule 14A filed on April 3, 2025 (File No. 1-08940)).

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Vice President, Corporate Secretary and
Associate General Counsel

DATE:    May 19, 2025

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